  --------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 25, 1997

         Chevy Chase Bank, F.S.B. (as Transferor and Servicer under a
Pooling and Servicing Agreement providing for the issuance of Capitol Revolving
          Home Equity Loan Asset Backed Certificates, Series 1997-1)

                           Chevy Chase Bank, F.S.B.
                -----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)




  United States of America             333-33733               52-0897004
----------------------------         -------------         ------------------
(State or Other Jurisdiction         (Commission File        (I.R.S. Employer
        of Incorporation)               Number)           Identification Number)



c/o Stephen R. Halpin, Jr., 8401 Connecticut Avenue, Chevy Chase, Maryland 20815
--------------------------------------------------------------------------------
                   (Address of Principal Executive Offices)

Registrant's telephone number, including area code   (301) 986-7000
                                                   ------------------

  ---------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

  ---------------------------------------------------------------------------

                       Exhibit List is located on page 4

Item 5. Other Events
        ------------

     Chevy Chase Bank, F.S.B. ("Chevy Chase"), as transferor (the "Transferor") and as servicer (the "Servicer") registered issuances of up to $700,000,000 principal amount of asset-backed certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-33733) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Transferor caused Capitol Revolving Home Equity Loan Trust 1997-1 to issue $178,024,000 principal amount of Capitol Revolving Home Equity Loan Asset Backed Certificates, Series 1997-1 (the "Certificates") on November 25, 1997 (the "Closing Date").

     The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1997 (the "Initial Cut-Off Date"), among Chevy Chase Bank, F.S.B. ("Chevy Chase"), as Transferor and as Servicer and U.S. Bank National Association, as trustee (the "Trustee") and custodial agent (the "Custodial Agent").

     This Current Report on Form 8-K is being filed to file a copy of (i) the Pooling and Servicing Agreement, (ii) the Underwriting Agreement entered into among Chevy Chase, Smith Barney Inc. and Credit Suisse First Boston Corporation, and (iii) the Certificate Insurance Policy issued by Ambac Assurance Corporation.

     Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement attached hereto as Exhibit 4.2.

     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

             1.1 Underwriting Agreement dated November 20, 1997 among Chevy Chase, Smith Barney Inc. and Credit Suisse First Boston Corporation.

             4.2 Pooling and Servicing Agreement dated as of November 1, 1997 among the Transferor, the Servicer, the Trustee and the Custodial Agent.

             4.4 Certificate Insurance Policy issued by Ambac Assurance Corporation.

                                 EXHIBIT INDEX
                                 -------------

     Exhibit No.  Description
     -----------  -----------

     1.1 Underwriting Agreement dated November 20, 1997 among Chevy Chase, Smith Barney Inc. and Credit Suisse First Boston Corporation.

     4.1 Pooling and Servicing Agreement dated as of November 1, 1997 among the Transferor, the Servicer, the Trustee and the Custodial Agent.

     4.4  Certificate Insurance Policy issued by Ambac Assurance Corporation.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CAPITOL REVOLVING HOME EQUITY LOAN TRUST
                       1997-1

                       By:  Chevy Chase Bank, F.S.B., as Transferor and Servicer




                       By:  /s/ Stephen R. Halpin, Jr.
                            --------------------------
                            Stephen R. Halpin, Jr.
                            Executive Vice President





Date:  December 4, 1997